EXHIBIT 99.1


                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.


      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:  February 1, 2006


                                       BARINGTON COMPANIES EQUITY PARTNERS,
                                       L.P.
                                       By: Barington Companies Investors,
                                           LLC, its general partner


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member

                                       BARINGTON COMPANIES INVESTORS, LLC


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Managing Member


                                       /s/ James A. Mitarotonda
                                       ---------------------------------
                                       James A. Mitarotonda

                                       BARINGTON COMPANIES OFFSHORE FUND,
                                       LTD. (BVI)


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President

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                                       BARINGTON INVESTMENTS, L.P.
                                       By:      Barington Companies Advisors,
                                       LLC, its    general partner

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Authorized Signatory

                                       BARINGTON COMPANIES ADVISORS, LLC


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:  James A. Mitarotonda
                                       Title: Authorized Signatory

                                       BARINGTON CAPITAL GROUP, L.P.
                                       By:  LNA Capital Corp., its general
                                            partner

                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President and CEO

                                       LNA CAPITAL CORP.


                                       By: /s/ James A. Mitarotonda
                                           -----------------------------
                                       Name:  James A. Mitarotonda
                                       Title: President and CEO


                                       STARBOARD VALUE AND OPPORTUNITY MASTER
                                       FUND LTD.


                                       By: /s/ Jeffrey M. Solomon
                                           -----------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory


                                       PARCHE, LLC
                                       By: Admiral Advisors, LLC, its managing
                                           member


                                       By: /s/ Jeffrey M. Solomon
                                           -----------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory

                                       ADMIRAL ADVISORS, LLC
                                       By:  Ramius Capital Group, LLC, its
                                            sole member


                                       By: /s/ Jeffrey M. Solomon
                                           -----------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Authorized Signatory

                                       RAMIUS CAPITAL GROUP, LLC
                                       By: C4S & Co., LLC, its Managing
                                           Member


                                       By: /s/ Jeffrey M. Solomon
                                           -----------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Managing Member


                                       C4S & CO., LLC


                                       By: /s/ Jeffrey M. Solomon
                                           -----------------------------
                                       Name:  Jeffrey M. Solomon
                                       Title: Managing Member


                                       /s/ Jeffrey M. Solomon
                                       ---------------------------------
                                       Jeffrey M. Solomon, individually and
                                       as attorney-in-fact for Peter A.
                                       Cohen, Morgan B. Stark, and Thomas W.
                                       Strauss